UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
________________________________________________________________________

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
SPIRIT AIRLINES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SPIRIT AIRLINES, INC.
Address Correction Regarding Annual Meeting of Stockholders
to be Held on June 16, 2015

The 2015 Annual Meeting of Stockholders of Spirit Airlines, Inc. ("Annual Meeting") will be held on June 16, 2015, at 9:00 a.m. local time, at the Hilton Chicago O’Hare Airport, O’Hare International Airport, 10000 W O’Hare Avenue, Chicago, Illinois 60666. The previously distributed Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card contained an error in the address, and are hereby being amended only to reflect the correction of the Annual Meeting location address. Please refer to the previously distributed Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card for information regarding the matters to be brought before the Annual Meeting.